UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2012

Mobiform Software, Inc.

(Exact name of registrant as specified in its charter)

Commission file number: 333-150158

Delaware	333-150158	94-3399360
(State or other jurisdiction of incorporation)	Commission file number	(IRS Employer Identification No.)

1255 N Vantage Pt. Dr., Suite A, Crystal River, Florida	34429
(Address of principal executive offices)	(Zip Code)

(352) 564-9610

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On January 24, 2012 Mobiform issued an Annual Report to shareholders for fiscal 2010-2011.  A copy of the Annual Report is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
99.1	2010-2011 Annual Report

Except as amended by the amendment, all the other terms and conditions of the original agreement shall remain in effect.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOBIFORM SOFTWARE, INC.

Date: January 25, 2012	By:	/s/ Allen Ronald DeSerranno
Allen Ronald DeSerranno
President and Chief Executive Officer

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